SUPPLEMENT DATED OCTOBER 19, 2010 TO
                      THE PROSPECTUS DATED OCTOBER 15, 2010

                    GUGGENHEIM DEFINED PORTFOLIOS, SERIES 740

           GUGGENHEIM LARGE-CAP CORE PORTFOLIO, SERIES 1 (THE "TRUST")

                               FILE NO. 333-169713

   Notwithstanding anything to the contrary in the Prospectus, the first paragraph under "Principal Investment Strategy" on page 29 of the Prospectus is hereby replaced with the following:

   As of the initial date of deposit (the "Inception Date"), the trust will invest at least 80% of the value of its assets in U.S.-listed large-cap equity securities. The sponsor uses a quantitative method to select securities that are deemed by the sponsor to be large-cap securities. The sponsor defines large-cap securities as the stocks of all the largest companies that cumulatively represent 70% of the total market cap of the U.S. market at the most recent month end (including U.S. domiciled, publicly traded equity class securities with readily available prices).

                        Please keep for future reference.